Inventories	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
INVENTORIES

NOTE 5 – INVENTORIES

Inventories at December 31, 2020 and 2019 consists of the following:

	December 31, 2020	December 31, 2019
Ore on leach pad	$6,583,986	$3,903,297
Carbon column in process	133,640	235,762
Finished goods	129,391	194,623
Total	$6,847,017	$4,333,682

Inventories at December 31, 2020 and 2019 were valued at net realizable value because production costs were greater than the amount the Company expected to receive on the sale of the estimated gold ounces contained in inventories. The adjustment to inventory was $204,127 and ($870,085) at December 31, 2020 and 2019, respectively. A portion of the December 31, 2020 inventory has been classified as non-current. This classification has been made based on the amount of gold expected to be sold over the next twelve months based on prior year sales.